UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2025

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 14, 2025, Janel Corporation, a Nevada corporation (the “Company”) and Rubicon Technology, Inc., a Delaware corporation (“Rubicon”) closed the previously announced transfer (the “Contribution”) of all of the issued and outstanding membership interests in Janel Group LLC, a New York limited liability company and a wholly owned subsidiary of the Company (“Janel Group”), pursuant to the Contribution Agreement dated as of August 20, 2025 between the Company and Rubicon. Pursuant to the Contribution Agreement, in exchange for the membership interests of Janel Group, (i) the Company received 7,000,000 newly issued shares of Rubicon’s common stock, as a result of which the Company beneficially owns approximately 86.5% of the total voting power of Rubicon and (ii) Rubicon assumed approximately $23 million of Janel Group’s indebtedness and net working capital liabilities. Closing the Contribution allows Rubicon to acquire a profitable business and better access to capital. The Company’s shareholders will benefit from its ownership of Rubicon.

Prior to the closing of the Contribution, the Company owned approximately 46.6% of the issued and outstanding shares of Rubicon’s common stock, and the Chief Executive Officer of the Company served as a director of Rubicon.

The foregoing description of the Contribution Agreement and the Contribution does not purport to be complete and is qualified in its entirety by reference to the description in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 22, 2025, which description is incorporated herein by reference, and the full text of the Contribution Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2025, and which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 14, 2025, the Company and Rubicon issued a joint press release announcing the parties’ closing of the Contribution and the Company’s intention to commence the Tender Offer (as defined below), a copy of which is attached as Exhibit 99.l and is incorporated by reference herein.

The information in Item 7.01 of this Report (as defined below), including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to liabilities of that Section. The information in Item 7.01 of this Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

In connection with the closing of the Contribution, the Company intends to commence a tender offer to purchase up to 426,000 shares of Rubicon common stock at $4.75 per share in cash on or about October 16, 2025 (the “Tender Offer”). Upon the anticipated closing of the Tender Offer, the Company would own approximately 91% of Rubicon’s common stock outstanding.

The Tender Offer described in this Current Report on Form 8-K (this “Report”) has not yet commenced. This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell Rubicon’s common stock. The Company will distribute an Offer to Purchase relating to the Tender Offer to Rubicon stockholders.  Rubicon stockholders who would like to participate in the Tender Offer should review the terms of the Tender Offer set forth in such Offer to Purchase when it becomes available.

Forward-looking Statements

This Report contains certain statements that are, or may deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and that reflect management’s current expectations with respect to the Company’s plans to commence and close the Tender Offer and the anticipated percentage ownership of Rubicon’s common stock. These forward-looking statements may generally be identified using the words “may,” “will,” “intends,” “plans,” “projects,” “believes,” “should,” “expects,” “predicts,” “anticipates,” “estimates,” and similar expressions or the negative of these terms or other comparable terminology. These statements are necessarily estimates reflecting management’s best judgment based upon current information and involve several risks, uncertainties and assumptions. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and readers are advised that various factors could affect the Company’s financial performance, including, but not limited to, those set forth in the Company’s SEC filings, which could cause the Company’s actual results for future periods to differ materially from those anticipated or projected in its SEC filings. While it is impossible to identify all such factors, such factors include, but are not limited to, the Company may fail to realize the expected benefits or strategic objectives of this transaction, or that the Company spend resources exploring acquisitions that are not consummated; risks associated with litigation and indemnification claims and other unforeseen claims and liabilities that may arise from an acquisition; changes in tax rates, laws or regulations and the Company’s acquired companies and subsidiaries’ ability to utilize anticipated tax benefits; the impact of rising interest rates on the Company’s investments, business and operations; conflicts of interest with the minority shareholders of the Company’s business; the Company may not have sufficient working capital to continue operations; the Company may lose customers who are not obligated to long-term contracts to transact with us; instability in the financial markets; changes or developments in U.S. laws or policies (including the imposition of tariffs and any resulting counter-tariffs as well as reductions in federal government funding); competition from companies with greater financial resources and from companies that operate in areas in which the Company plans to expand; impacts from climate change, including the increased focus by third-parties on sustainability issues and the Company’s ability to comply therewith; competition from parties who sell their businesses to us and from professionals who cease working for us; the level of the Company’s insurance coverage, including related to product and other liability risks; each of the Company’s compliance with applicable privacy, security and data laws; risks related to the diverse platforms and geographies which host each of the Company’s management information and financial reporting systems; the Logistic business’ dependence on the availability of cargo space from third parties; the impact of claims arising from transportation of freight by the carriers with which the Logistic business contracts, including an increase in premium costs; higher carrier prices may result in decreased adjusted gross profit; risks related to the classification of owner-operators in the transportation industry; recessions and other economic developments that reduce freight volumes; other events affecting the volume of international trade and international operations; risks arising from each of the Company’s ability to comply with governmental permit and licensing requirements or statutory and regulatory requirements; the impact of seasonal trends and other factors beyond the Company’s control on the Logistics business; and risks related to ownership of the Company’s common stock, including share price volatility, the lack of a guaranteed continued public trading market for the Company’s common stock, and costs related to maintaining the Company’s status as a public company; terrorist attacks and other acts of violence or war and, in the case of the Company, such other factors that may be identified from time to time in its SEC filings. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected. You should not place undue reliance on any of the forward-looking statements which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1
Contribution Agreement, dated as of August 20, 2025, between Janel Corporation and Rubicon Technology, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2025).

99.1	Joint Press Release, dated October 14, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: October 14, 2025	By:	/s/ Nathan Shandy
Chief Financial Officer, Treasurer and Secretary